Exhibit 99.4

JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Pathmark Stores, Inc., a Delaware corporation, and that this agreement may be included as an exhibit to such joint filing.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of June 10, 2005.

Dated: June 20, 2005	RONALD W. BURKLE

	By:	/s/ Ronald W. Burkle

Dated: June 20, 2005	YUCAIPA CORPORATE INITIATIVES FUND I, LLC

	By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member

Dated: June 20, 2005	YUCAIPA CORPORATE INITIATIVES FUND I, LP

By: Yucaipa Corporate Initiatives Fund I, LLC Its: General Partner

		By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member

Exhibit 99.4

Dated: June 20, 2005	YUCAIPA AMERICAN MANAGEMENT, LLC

	By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member

Dated: June 20, 2005	YUCAIPA AMERICAN FUNDS, LLC

By: Yucaipa American Management, LLC Its: Managing Member

		By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member

Dated: June 20, 2005	YUCAIPA AMERICAN ALLIANCE FUND I, LLC

By: Yucaipa American Funds, LLC Its: Managing Member

By: Yucaipa American Management, LLC Its: Managing Member

			By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member

Exhibit 99.4

Dated: June 20, 2005	YUCAIPA AMERICAN ALLIANCE FUND I, LP

By: Yucaipa American Alliance Fund I, LLC Its: General Partner

By: Yucaipa American Funds, LLC Its: Managing Member

By: Yucaipa American Management, LLC Its: Managing Member

	By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member

Dated: June 20, 2005	YUCAIPA AMERICAN ALLIANCE (PARALLEL) FUND I, LP

By: Yucaipa American Alliance Fund I, LLC Its: General Partner

By: Yucaipa American Funds, LLC Its: Managing Member

By: Yucaipa American Management, LLC Its: Managing Member

	By:	/s/ Ronald W. Burkle

Name: Ronald W. Burkle Its: Managing Member